SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2003

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification)

3890 Steve Reynolds Blvd., Norcross, GA 30093

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (770) 717-0904

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

Item 99.1	Press Release Dated October 22, 2003

Item 9. Regulation FD Disclosure.

On October 22, 2003, Novoste Corporation (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended September 30, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

The copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2003

NOVOSTE CORPORATION (Registrant)

By:	/s/ SUBHASH C. SARDA

Subhash C. Sarda Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 22, 2003